UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2007

STANLEY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33083	11-3658790
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3101 Wilson Boulevard, Suite 700

Arlington, VA 22201

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 684-1125

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment (the “Amendment”) amends the Current Report on Form 8-K of Stanley, Inc., a Delaware corporation (the “Company”) originally filed on October 16, 2007 (the “Original Filing”). The Company has filed this Amendment to amend Item 9.01(d) of the Original Filing to include a copy of the Credit Agreement referenced in the Original Filing. Pursuant to Rule 12b-15 under the Securities Exchange Act of 1934, as amended, the complete text of Item 9.01, as amended, is set forth below. The remainder of the Original Filing is unchanged and is not reproduced in this Amendment.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	Amended and Restated Revolving Credit and Term Loan Agreement, dated as of October 10, 2007.

99.1	Press release, dated October 10, 2007, previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed onits behalf by the undersigned hereunto duly authorized.

STANLEY, INC.

Date: October 24, 2007	By:	/s/ Philip O. Nolan
	Name:	Philip O. Nolan
	Title:	Chairman of the Board, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Revolving Credit and Term Loan Agreement, dated as of October 10, 2007.